ASSET PURCHASE AGREEMENT


                         by and between


                American Outdoor Products, Inc.
                     a Colorado corporation
                          ("Purchaser")


                              and


              Action Products International, Inc.,
                     a Florida corporation
                        (the "Company")







                 Dated as of December 31, 1997

                    ASSET PURCHASE AGREEMENT


      THIS ASSET PURCHASE AGREEMENT (the "Agreement") dated as of December ___, 1997 by and between Action Products International, Inc., a Florida corporation (the "Company"), American Outdoor Products, Inc., a Colorado corporation ("Purchaser") and Ronald E. Smith and Janice G. Smith, husband and wife, individually and as trustees of the Ronald and Janice Smith Family Trust u/a/d August 18, 1992 ("Guarantors"). Definitions of capitalized terms used in Articles 1 through 9 herein which are not otherwise defined are set forth in
Section 10.1.

                      W I T N E S S E T H:

      WHEREAS, Purchaser desires to purchase, and the Company desires to sell, the specific assets relating to and consisting of the Company's entire line of Action Snacks(r) food items described in Section 1.1.

      NOW, THEREFORE, in consideration of the foregoing premises, and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                           ARTICLE 1

                  PURCHASE AND SALE OF ASSETS

      SECTION 1.1 Purchase and Sale. Subject to the provisions of this Agreement, on the Closing Date, the Company shall sell, convey, transfer, assign and deliver to Purchaser, appropriate instruments in form reasonably satisfactory to Purchaser, and Purchaser shall purchase and accept, for the consideration hereinafter provided, the following specific assets relating to various food products, including freeze dried foods under the name Action Snacks(r) (sometimes collectively the "Assets" and/or the "Product Line"). All other assets of the Company shall be retained by the Company, including but not limited to, all the assets of the Company not specifically relating to and used in connection with the Product Line and all trade and accounts receivable generated by sales of items of the Product Line shipped prior to the Closing Date.

           (a) Inventory. All Product Line inventory on hand on the Closing Date and fixed assets, identified on Schedule 1.1(a);

           (b) Intellectual Property. All technical processes, and/or other such information, all know-how, trade secrets, and all processes, manufacturing or marketing procedures, formulae, vendor, distributor and/or customer lists of the Company (which lists will contain the information described on Schedule 1.1(b) (collectively hereinafter referred to as the "Intellectual Property"), related to or used in connection with the Product Line; provided, however, that the parties acknowledge and agree that certain Intellectual Property, related to or connected with the Product Line, is and will continue to be used by the Company in connection with its other business operations and that the transfer of the Intellectual Property to Purchaser is limited solely to its use in connection with the Product Line;

           (c) Contracts. All contract rights and obligations of the Company relating to the Product Line, and made in the ordinary course of business including, without limitation, contracts or orders from customers or distributors for the purchase or delivery of the items in the Product Line, contracts or orders with suppliers and manufacturers, purchase orders, written and oral proposals to customers, suppliers and/or manufacturers, sales orders and rights to purchase (collectively "Contract Rights");

          (d) Marketing Materials. All marketing materials and brochures, used exclusively in connection with the Product Line;

          (e) Trademarks. The exclusive use of the name "Action Snacks(r)" and all other trade names of the Company used exclusively in connection with the Product Line and all goodwill associated therewith which are set forth on
Schedule 1.1(e) attached hereto; and

      Subject to the provisions of Section 1.3, the sale of the Assets shall be made free and clear of all Liabilities and Liens whatsoever.

     SECTION 1.2    Consideration to be Paid

      (a) The aggregate consideration to be paid by Purchaser to the Company under this Agreement shall be $2,200,000.00, which amount shall be allocated and payable as follows:

           (i) The sum of $1,900,000.00, shall be allocated to the purchase price of the Assets in a manner set forth on Schedule 1.2(a) hereto and shall be payable as hereinafter set forth. The sum of $302,273.00 shall be payable by Purchaser to the Company at the Closing, by wire transfer funds, and the balance of $1,597,727.00 shall be evidenced by Purchaser's negotiable promissory note made and delivered by Purchaser to the Company at Closing, in the form attached as Exhibit A hereto ("Promissory Note I").

           (ii) The sum of $250,000.00 shall be allocated to the Company's, Ronald Kaplan's, Warren Kaplan's and Judy Kaplan's obligation to be bound by the Non-Competition Agreement in the form attached as Exhibit B. The sum of $39,772.50 shall be payable by Purchaser to the Company at Closing, by wire transfer funds, and the balance of $210,227.50 shall be evidenced by Purchaser's negotiable promissory note made and delivered by Purchaser to the Company at Closing, in the form attached as Exhibit C hereto ("Promissory Note-II").

           (iii) The sum of $50,000.00 shall be allocated to Kaplan's obligation to provide consulting services to Purchaser pursuant to the provisions contained in the Consulting Agreement in the form attached as Exhibit
D. The sum of $7,954.50 shall be payable by Purchaser to the Company at Closing by wire transfer funds, and the balance of $42,045.50 shall be evidenced by Promissory Note-II.

      (b) Promissory Note-I shall provide for interest at the rate of 11.2743% per annum. The principal sum of $1,597,727.00 plus accrued interest thereon, shall be payable in twenty-five equal quarterly installments of $89,909.08, with the first quarterly installment being due and payable on the first day of April, 1998, and with the subsequent quarterly payments being due and payable on the first day of each July, October, January and April of each year thereafter until paid in full.

      (c) Promissory Note-II shall not bear interest and shall be payable in twenty-five equal quarterly installments of $10,090.92, with the first quarterly installment being due and payable on the first day of April, 1998, and with the subsequent quarterly payments being due and payable on the first day of each July, October, January and April of each year thereafter until paid in full.

     (d)  Each Promissory Note shall provide the following:

           (i) The acceleration of the unpaid balance and the right to declare all unpaid installments on the Promissory Notes immediately due and payable upon the occurrence of an Event of Default; and

           (ii) The right of Purchaser to prepay the unpaid portion of the Promissory Notes in full or in part at any time, and from time to time; provided, however, that no prepayment of any promissory note shall be permitted unless each promissory note is prepaid on a pro rata basis, prepayments shall reduce the interest and principal payable under the Notes as set forth in the attached Exhibit "E".

      (e) Purchaser shall be responsible for the payment of all documentary stamps on the Promissory Notes, if any.

      (f) For purposes of this Agreement, the occurrence of any one of the following events, which is not cured by the terms of the applicable instrument, shall constitute an "Event of Default" under the Promissory Notes:

           (i) Purchaser's failure to pay in full, when due any installment of principal and/or interest under either Promissory Note;

           (ii) The occurrence of a material default by Purchaser or any Subsidiary under the Security Agreement;

           (iii) The occurrence of a material default by Purchaser under the Pledge Agreement;

           (iv) The occurrence of a material default by Guarantors under the Guaranty;

          (v) The occurrence of a material default by Guarantors, Ryan Smith or Rodney Smith, under their respective Third Party Pledge Agreements;

           (vi) The occurrence of a material default by Guarantors under the Guarantors' Security Agreement or any document or other agreements required to be executed and delivered pursuant to the Guarantors' Security Agreement.

           (vii) Guarantors' failure to maintain and keep in force, at Guarantors' sole cost and expense, the life insurance policies (the "Insurance Policies") insuring the lives of Ronald E. Smith and Janice G. Smith;

           (viii)     Upon a "Change of Control" of Purchaser or any Subsidiary;
or

           (ix) Guarantors' or Purchaser's material failure to perform promptly and completely any and all of their respective obligations, covenants, terms or provisions contained in this Agreement, or a material breach by Guarantors or Purchaser of any of their respective obligations, cove-nants, representations, or warranties contained in this Agreement.

      (g) As security for the payment of Purchaser's obligations under the Promissory Note Purchaser, each Subsidiary and/or Guarantors shall execute and deliver to the Company, at Closing the following:

           (i) Purchaser and each Subsidiary shall execute and deliver to the Company, at Closing, a security agreement in the form attached as Exhibit F (the "Security Agreement"), which Security Agreement shall grant to the Company a first lien security interest in and to all of the assets of Purchaser and each Subsidiary ("Purchaser's Assets"), except for the security interests in Colorado Spice, Inc. held by Ellwood L. Ziegler, as evidenced by UCC-1 financing statement, document #952094900, filed with the Colorado Secretary of State and First Interstate Bank of Englewood, N.A., as evidenced by UCC-1 financing statement, document #942074881, filed with the Colorado Secretary of State (hereinafter referred to as the "Colorado Spice Security Interests").

          (ii) Purchaser shall execute and deliver to the Company, at Closing, a Pledge Agreement in the form attached as Exhibit G granting to the Company a first lien security interest in and to all of the shares of capital stock owned by Purchaser in each Subsidiary ("Subsidiaries' Shares").

           (iii) Guarantors shall execute and deliver to the Company, at Closing, a guaranty in the form attached as Exhibit H, pursuant to which Guarantors, shall agree to guaranty, all of Purchaser's obligations under the Promissory Note, this Agreement and any Transaction Document which any of them is a party.

           (iv) Guarantors, Rodney Smith and Ryan Smith shall each execute and deliver to the Company, at Closing, a pledge agreement in the form attached as
Exhibit I ("Third Party Pledge Agreements"), granting to the Company a security interest in and to all of their shares and/or options to acquire shares in Purchaser or any Subsidiary now or hereafter acquired by any of them identified as Exhibit H ("Purchaser's Shares").

           (v) Guarantors shall collaterally assign to the Company certain insurance policies ("Life Insurance Policies"), pursuant to a collateral assignment ("Collateral Assignment of Insurance"), in the form substantially identical to Exhibit J attached, and shall maintain and keep the Insurance Policies in force, at the Guarantors' sole cost and expense (Purchaser's Assets, Subsidiaries' Shares, Purchaser's Shares, Guarantors' Collateral and the Insurance Policies collectively referred to as the "Collateral").

           (vi) Purchaser and/or Guarantors shall execute and deliver to the Company, at Closing, the documents listed in Section 2.2(a)(xii) - (xiv) in the forms attached hereto as Exhibits K through N, granting to the Company a first lien security interest in and to certain assets of Guarantors, which assets are identified on Schedule 1.2(f).

     SECTION 1.3 Assumed Liabilities Purchaser agrees to assume on and as of the Closing Date the performance of the Contracts and accounts payable set forth on Schedule 1.3 (the "Assumed Liabilities"). Purchaser shall not assume any obligations or liabilities whatsoever other than the Assumed Liabilities. All obligations and liabilities of the Company, whether existing or hereafter arising, which are not specifically set forth on Schedule 1.3 and identified as "Assumed Liabilities" shall remain the sole responsibility of the Company (hereinafter referred to as "Retained Liabilities"). Purchaser shall have no responsibility or obligation whatsoever for any Retained Liabilities or any other liabilities relating to, arising out of or in connection therewith.


                           ARTICLE 2

                            CLOSING

       SECTION 2.1 The Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on December 31, 1997 at 2:00 p.m. at the offices of Cohen, Berke, Bernstein, Brodie & Kondell, P.A., Terremark Centre, 2601 S. Bayshore Drive, 19th Floor, Miami, FL 33133. The date of the Closing shall be referred to as the "Closing Date".

     SECTION 2.2    Deliveries at Closing.  At the Closing:

          (a)  There shall be delivered to the Company;

                (i) Certificates of Good Standing of Purchaser and each Subsidiary;

                (ii) Certified Resolutions of the Boards of Directors of Purchaser and each Subsidiary approving all transactions contemplated hereby;

               (iii)     Executed Certificates required by Section 6.3(d);

               (iv) The Consulting Agreement;

               (v)  The Non-Competition Agreement;

                (vi) Opinion of Purchaser's counsel in the form attached as Exhibit N;

               (vii) The Security Agreement and all documents required to be executed and delivered thereunder;

                (viii) The Pledge Agreement and all documents required to be executed and delivered thereunder;

               (ix) The Guaranty;

               (x) The Third Party Pledge Agreements and all documents required to be executed and delivered thereunder;

               (xi) Collateral Assignment of Insurance;

               (xii)     Collateral Assignment of the Notes Receivable;

               (xiii)    Deed of Trust - California Real Property;

                 (xiv)      Assignments  of  Deed  of  Trust  -  Colorado   Real
Properties;

               (xv) The cash portion of the Purchase Price;

               (xvi)     The Promissory Notes; and

               (xvii) All other documents reasonably requested by the Company and its counsel as shall be necessary for the Company to perfect a first lien security interest in and to the Collateral, except for the Colorado Spice Security Interests.

          (b)  There shall be delivered to Purchaser:

               (i)  Certificate of good standing of the Company;

                (ii) Certified resolutions of the Board of Directors of the Company approving all transactions contemplated hereby;

               (iii)     Executed Certificates required by Section 6.2(d);

                (iv) Opinion of the Company's counsel in the form attached as Exhibit O;

               (v)  Consulting Agreement;

               (vi) Non-Competition Agreement; and

               (vii) All applicable assignments, material consents and other conveyance documents, including a Bill of Sale and General Assignment, and
Assignment  of  Trademark  in  the  form  attached  as  Exhibits  "P"  and   "Q"
respectively;

          (c) Each of the parties agree to cooperate with the other and execute and deliver to the other party such other instruments and documents and take such other actions as may be reasonably requested, from time to time, by any other party as necessary to carry out, evidence and confirm the intended purposes of this Agreement.


                           ARTICLE 3

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to Purchaser and Guarantors as follows:

     SECTION 3.1 Statutory Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has all requisite corporate powers and all material permits required to carry on the Product Line as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the Product Line or the Assets.

      SECTION 3.2 Authority Relative to this Agreement. The Company has full power, capacity and authority to execute and deliver this Agreement and each other Transaction Document to which it is a party and to consummate the transactions contemplated hereby and thereby (the "Contemplated Transactions"). The execution and delivery of this Agreement and the consummation of the Contemplated Transactions to which the Company is a party have been duly and validly authorized by the Company and no other proceedings on the part of the
Company  (or  any  other person) are necessary to authorize  the  execution  and
delivery  by  the  Company  of  this  Agreement  or  the  consummation  of   the
Contemplated Transactions to which the Company is a party. This Agreement and the other Transaction Documents to which the Company is a party have been duly and validly executed and delivered by each of the Company and (assuming the valid execution and delivery thereof by the other parties thereto) constitute the legal, valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms.

      SECTION 3.3 No Conflicts, Consents. The execution, delivery and performance by the Company of this Agreement and each other Transaction Document to which it is a party, the consummation of the Contemplated Transactions to which the Company is a party or the contemplated transfer of Assets, will not
(i) violate any provision of the Articles of Incorporation or By-laws of the Company; (ii) require the Company to obtain any consent, approval or action of or waiver from, or make any filing with, or give any notice to, any Governmental Body or any other person except as set forth on Schedule 3.3 (the "Required Consents"); (iii) if the Required Consents are obtained prior to Closing, violate, conflict with or result in a breach or default under (after the giving of notice or the passage of time or both), or permit the termination of, any contract to which the Company is a party or by which it or any of its Assets may be bound or subject, or result in the creation of any Lien upon any of the Assets of the Company pursuant to the terms of any such contract which would have a material adverse effect on the Product Line or the Company's ability to consummate the Contemplated Transactions; or (iv) if the Required Consents are obtained prior to Closing, to the knowledge of the Company would violate any Law or Order of any Governmental Body against, or binding upon, the Company or upon the Assets.

      SECTION 3.4 Charter Documents. The Company has heretofore delivered to Purchaser true and complete copies of the Articles of Incorporation and Bylaws, as in effect on the date hereof.

      SECTION 3.5 Financial Information. The Company has heretofore made available to the Purchaser true and complete copies of (i) the Company's financial statement at and for the calendar year ended December 31, 1996, and
(ii) the Company's unaudited financial statement at and as of September 30, 1997 ("Latest Balance Sheet"). Each delivered balance sheet fully sets forth in all material respects all assets and liabilities of the Company relating to the Product Line existing as of its date which, under GAAP, should be set forth therein.

      SECTION 3.6 Claims and Proceedings. There are no outstanding Orders of any Governmental Body against or involving the Company which would have a material adverse effect on the Product Line. Except as set forth on Schedule 3.6, there are no actions, suits, claims or counterclaims or legal, administrative or arbitral proceedings or investigations (collectively, "Claims") (whether in respect thereof are covered by insurance), pending or, to the knowledge of the Company, threatened on the date hereof, against or involving the Company which would have a material adverse effect on the Product Line or the Company's ability to consummate the Contemplated Transactions.

      SECTION 3.7 Bulk Sales Transfer Laws. No bulk sales transfer laws are applicable to the transfer of the Assets by the Company to Purchaser pursuant to this Agreement.

     SECTION 3.8 Assets. The tangible personal property comprising a portion of the Assets (other than food products) are in good condition and usable in the ordinary course of business, free and clear of any Liens or Liabilities except as set forth on Schedule 1.3. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SPECIFICALLY SET FORTH ABOVE, THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, TO PURCHASER OR GUARANTORS WITH RESPECT TO THE COMPANY, OR THE PRODUCT LINE DUE TO THE FACT THAT PURCHASER HAS CONCLUDED ITS DUE DILIGENCE PROCESS, AND PURCHASER IS AGREEING TO ACQUIRE THE PRODUCT LINE "AS IS" WITHOUT ANY REPRESENTATIONS, EXPRESSED OR IMPLIED, AS TO MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

      SECTION 3.9 Compliance with Laws. To the best of the Company's knowledge, the Company is not in violation of any order, judgment, injunction, award, citation, decree, consent decree or writ applicable to the Company (collectively, "Orders"), or any law, statute, code, ordinance, rule, regulation or other requirement (collectively, "Laws"), of any government or political subdivision thereof, whether federal, state, local or foreign, or any agency or instrumentality of any such government or political subdivision, or any court or arbitrator (collectively, "Governmental Bodies") which would have a material adverse effect on its Assets or the Product Line or its ability to consummate the Contemplated Transactions.

     SECTION 3.10 Finders Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company who might be entitled to any fee or commission from the Company upon consummation of the Contemplated Transactions. The Company is solely responsible for payment of all fees and commissions of the type required to be set forth on Schedule 3.10 and at Closing, no claims will exist against the Purchaser, any Subsidiary or Guarantors for any such fees or commissions.

      SECTION 3.11 Disclosure. Neither this Agreement, nor the Schedules hereto, or any audited or unaudited financial statements, documents or certificates furnished or to be furnished to Purchaser by or on behalf of the Company pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. Notwithstanding any right of Purchaser to fully investigate the affairs of the Company nor any knowledge of facts determined or determinable by Purchaser to such investigation, Purchaser has the right to rely fully upon the representations, warranties, covenants and agreements of the Company contained herein or listed or disclosed on any Schedule hereto or in any instrument delivered in connection herewith or any of the foregoing.

      SECTION 3.12 Accuracy of Information. No representation, statement or information made or furnished by the Company to Purchaser, in this Agreement, the Transaction Documents and the schedules hereto and thereto contains, or shall contain, any untrue statement of fact or omits or shall omit any fact necessary to make the information contained in such representation, or information not misleading, and, there are no obligations, contingent or otherwise, of the Company that are not reflected on the Latest Balance Sheet or shown on any schedule to this Agreement.


                           ARTICLE 4

   REPRESENTATIONS AND WARRANTIES OF PURCHASER AND GUARANTORS

      Purchaser and Guarantors, jointly and severally, make the following representations and warranties to the Company:

      SECTION 4.1 Statutory Existence and Power. Purchaser and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has all requisite corporate powers and all material permits required to carry on the respective businesses as now conducted. Purchaser and each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary, except for those jurisdictions which the failure to be so qualified would not, individually or any aggregate, have a material adverse effect on the business or assets, financial condition, prospects or the results of operations of Purchaser or any Subsidiary taken as a whole (collectively the "Condition of the Business").

      SECTION 4.2 Authority Relative to this Agreement. Purchaser, each Subsidiary and Guarantors have full power, capacity and authority to execute and deliver this Agreement and each other Transaction Document to which any of them is a party and to consummate the Contemplated Transactions. The execution and delivery of this Agreement and the consummation of the Contemplated Transactions to which the Purchaser, any Subsidiary or Guarantors is a party have been duly and validly authorized by the Purchaser, each such Subsidiary and Guarantors and no other proceedings on the part of the Purchaser, each such Subsidiary and Guarantors (or any other person) are necessary to authorize the execution and delivery by the Purchaser, each Subsidiary and Guarantors of this Agreement or the consummation of the Contemplated Transactions to which the Purchaser, any Subsidiary or Guarantors is a party. This Agreement and the other Transaction Documents to which the Purchaser, any Subsidiary and/or Guarantors is a party have been duly and validly executed and delivered by each of the Purchaser, Subsidiary and Guarantors and (assuming the valid execution and delivery thereof by the other parties thereto) constitute the legal, valid and binding agreements of the Purchaser, each Subsidiary and Guarantors enforceable against them in accordance with their respective terms.

      SECTION 4.3 Capitalization; Corporate Books. The authorized capital stock of Purchaser and each Subsidiary is set forth on Schedule 4.3. All of Purchaser's and each Subsidiary's shares are validly issued and are fully paid and non-assessable. Neither the Purchaser nor any Subsidiary has outstanding any securities convertible into any class of its capital stock or convertible into securities in turn so convertible, and none of them has outstanding, or is bound by, any options, warrants or other rights or agreements calling for the issuance, sale or delivery of any shares of their capital stock or any such convertible securities except as set forth on Schedule 4.3.

     SECTION 4.4    Ownership of Shares.

           (a) Guarantors own of record, and beneficially, the shares of Purchaser set forth on Schedule 4.4. Purchaser owns of record and beneficially the shares in each Subsidiary set forth on Schedule 4.4. Ryan Smith and Rodney Smith, own of record, and beneficially, the options to acquire shares of Purchaser set forth on Schedule 4.4.

           (b) Guarantors have good title to Purchaser's Shares and Purchaser has good title to the Subsidiaries' Shares, free and clear of any and all Liens or Liabilities. Upon the Closing of the Contemplated Transactions and delivery of Purchaser's Shares and the Subsidiaries' Shares pursuant to the terms and conditions of the Pledge Agreement and Third Party Pledge Agreement, the Company shall have a first lien security interest in and to such shares. Neither Purchaser nor Guarantors is bound by any outstanding subscriptions, options, warrants, conversion, exchange or purchase rights, cause, understandings, commitments or agreements of any kind or character calling for or requiring the purchase, issuance or sale or pertaining to the voting of Purchaser's Shares, Subsidiaries' Shares or other equity security of Purchaser or any Subsidiary or any securities representing the right to purchase or otherwise receive or vote any shares of capital stock in Purchaser or any Subsidiary or any other equity security interest in Purchaser or any Subsidiary, except as set forth in
Schedule 4.4.

      SECTION 4.5 Financial Information. The Purchaser has furnished to the Company true and complete copies of (i) Purchaser's and Subsidiaries consolidated financial statements at and for the fiscal years ended 1996, 1995 and 1994, (ii) their unaudited financial statements at and for each calendar month of 1997 through July 31, 1997 ("Latest Balance Sheet"). Each financial statement presents fairly in all material respects the financial position of
Purchaser and Subsidiaries as of its date, and their earnings, changes in stockholders' equity and cash flow for the periods then ended. Each delivered balance sheet fully sets forth all assets and liabilities of Purchaser and each Subsidiary existing as of its date which, under GAAP, should be set forth therein, and each delivered statement of earnings sets forth the items of income and expense of the Purchaser and Subsidiaries which should appear therein under GAAP. All financial and accounting books, ledgers, accounts and official and other records relating to the Purchaser and Subsidiaries have been properly and accurately kept and completed in all material respects.

      SECTION 4.6 Liabilities. Except as and to the extent reflected in the Latest Balance Sheet, Purchaser and Subsidiaries do not have any material liabilities or obligations. Except as described in Schedule 4.6, and liabilities reflected on the Latest Balance Sheet since the date of the Latest Balance Sheet, there has been (i) no material adverse change in the assets or liabilities, or in the business or condition of the Purchaser or any Subsidiary, financial or otherwise, or the result of operations of Purchaser or any Subsidiary, and (ii) no change in the assets or liabilities or in the business or condition of Purchaser or any Subsidiary, financial or otherwise, or in the results of operations or prospects of Purchaser or any

Subsidiary, except in the ordinary course of business; and (iii) no factor or condition exists or, to Purchaser's and Guarantors' knowledge and belief, is contemplated or threatened, which might cause such a change in the future; provided, however, that the parties recognize that Planetary Gear, Inc. is a start-up company with a modest operating history and no assurances can be given with regard to its probability for success.

     SECTION 4.7    Properties.

           (a) Schedule 4.7 sets forth a complete list and description of all real property owned or leased by Purchaser or any Subsidiary (the "Real Property"), which constitutes all of the real property owned, used or occupied by Purchaser and/or any Subsidiary. The lease for the Real Property is in full force and effect and Purchaser or any Subsidiary holds a valid and existing leasehold interest and a right to quiet enjoyment of the such Real Property for the term set forth in Schedule 4.7. The leasehold interest in such Real
Property is not subject to or subordinate to any Lien. Copies of all title insurance policies, deeds, appraisal reports, surveys and environmental reports with respect to such Real Property held or controlled by Purchaser, if any, have been provided to the Company. All structures and buildings of the business of Purchaser are in good operating condition (subject to normal wear and tear) with no structural or other defects known to Purchaser that would materially interfere with the operation of the business of Purchaser or any Subsidiary, and are suitable for the purposes for which they are currently used. To the knowledge of Purchaser, each Subsidiary and Guarantors, the business of Purchaser or any Subsidiary is not in violation in any material respect of any building, zoning, anti-pollution, health, occupational safety or other Law or any Order or Permit in respect of such Real Property, structures and buildings. No person, other than Purchaser or any Subsidiary, has any right to occupy or possess any of the Real Property or any such structures or buildings.

           (b) Purchaser and each Subsidiary have good and marketable title to all of the assets, including, without limitation, personal property used in their respective businesses, free and clear of all Liens or Liabilities, except for the Colorado Spice Security Interests. The machinery, equipment and other tangible personal property constituting a part of the assets (whether owned or leased) are in good condition and repair (subject to normal wear and tear) and are adequate in quantity and quality for the operation of businesses as presently conducted by them.

           (c) Upon the Closing of the Contemplated Transactions, and the execution and delivery of the Pledge Agreement, the Security Agreement and each of the documents contemplated to be executed and delivered by Purchaser and the Subsidiaries pursuant to the terms of such agreements, the Company shall have the first lien security interest in and to all of the assets of Purchaser and each Subsidiary, except for the Colorado Spice Security Interests.

      SECTION 4.8 Taxes. Purchaser and each Subsidiary have timely filed or, if not yet due, will timely file all Tax Returns required to be filed by them for all taxable periods ending on or before the Closing Date and all such Tax Returns are true, correct and complete in all material respects. Purchaser and each Subsidiary have paid or, if payment is not yet due, will pay to the appropriate Tax Authority or has established, in accordance with GAAP and consistent with past practice, accruals that are reflected on the Latest Balance Sheet for the payment of, all their Taxes for all taxable periods ending on or before the Closing Date. No extension of time has been requested or granted for the Purchaser or any Subsidiary to file any Tax Return that has not yet been filed or to pay any Tax that has not yet been paid. Neither Purchaser nor any Subsidiary has received notice of a determination by a Tax authority that Taxes are owed by Purchaser or any Subsidiary (such determination to be referred to as a "Tax Deficiency") and, to the knowledge of the Purchaser or Guarantors, no Tax Deficiency is proposed or threatened. All Tax Deficiencies, if any, have been paid or finally settled and all amounts determined by settlement to be owed have been paid. There are no Tax Liens on or pending against Purchaser or any Subsidiary or any of their Assets other than liens for current taxes not yet due and payable. There are no presently outstanding waivers or extensions or requests for waiver or extension of the time within which a Tax Deficiency may be asserted or assessed. No issue has been raised in any examination, investigation, audit, suit, action, claim or proceeding relating to Taxes (a "Tax Audit") which, by application of similar principles to any past, present or future period, would result in a Tax Deficiency for such period. There are no pending or, to the knowledge of Purchaser or Guarantors, threatened Tax Audits of Purchaser or any Subsidiary. Purchaser does not have any deferred intercompany gains or losses that have not been fully taken into income for income Tax purposes. Purchaser and each Subsidiary have collected and remitted to the appropriate Tax Authority all sales and use or similar Taxes required to have been collected on or prior to the Closing Date and have been furnished properly completed exemption certificates for all exempt transactions. Purchaser shall be responsible for the payment of all state and local Taxes, if any, arising from or relating to the sale of the Assets and the Contemplated Transactions.

      SECTION 4.9 No Conflicts, Consents. The execution, delivery and performance by Purchaser, each Subsidiary and Guarantors of this Agreement and/or each other Transaction Document to which any of them is a party, the consummation of the Contemplated Transactions to which any of them is a party, will not (i) violate any provision of the Articles of Incorporation or By-laws of the Purchaser or any Subsidiary; (ii) require Purchaser, any Subsidiary or Guarantors to obtain any Required Consents; (iii) violate, conflict with or result in a breach or default under (after the giving of notice or the passage of time or both), or permit the termination of, any contract, mortgage, lien, lease, agreement, instrument, license, franchise, or any statute, regulation, order, judgement, decree to which the Purchaser, any Subsidiary or Guarantors are a party or by which any of them or any of their assets may be bound or subject, or result in the creation of any Lien upon any of the assets pursuant to the terms of any such contract which would have an adverse material effect on Purchaser, any Subsidiary, Guarantors on the Collateral, or the ability of any of them to consummate the Contemplated Transactions; or (iv) to the knowledge of Purchaser, any Subsidiary, or Guarantors would violate any Law or Order of any Governmental Body against, or binding upon, the Purchaser, any Subsidiary or Guarantors or upon their assets or respective businesses, or their ability to consummate the Contemplated Transactions.

      SECTION 4.10 Charter Documents and Corporate Records. Purchaser has heretofore delivered to the Company true and complete copies of the Articles of Incorporation and Bylaws of Purchaser and each Subsidiary, as in effect on the date hereof. The minute and transfer books of the Purchaser and each Subsidiary have been made available to the Company for inspection and are true and complete.

     SECTION 4.11 Claims and Proceedings. To the best of their knowledge, there are no outstanding Orders of any Governmental Body against or involving Purchaser, any Subsidiary or Guarantors or the business or assets of any of them. Except as set forth on Schedule 4.11, there are no actions, suits, claims or counterclaims or legal, administrative or arbitral proceedings or investigations (collectively, "Claims") (whether in respect thereof are covered by insurance), pending or, to the knowledge of Purchaser or Guarantors, threatened on the date hereof, against or involving Purchaser, any Subsidiary or Guarantors, any of Purchaser's, any Subsidiary's or Guarantors' assets or the businesses.

      SECTION 4.12 Guarantors' Collateral. Guarantors have good title to Guarantors'

Collateral, free and clear of any and all Liens and Liabilities, except for the residential lease currently in effect with respect to the California rental property. Upon the Closing of the Contemplated Transactions, and delivery of the Guarantors' Security Agreement, the Third Party Pledge Agreement, and each of the documents contemplated to be executed and delivered by Guarantor pursuant to the terms and conditions of such agreements, the Company shall have a first lien security interest in and to all of Guarantors' Collateral.

     SECTION 4.13 Collateral. The aggregate fair market value of the Collateral is in excess of $3,500,000.00.

      SECTION 4.14 Compliance with Laws. To the best of their knowledge after investigation, neither Purchaser, any Subsidiary nor Guarantors is in violation of any Orders, or Laws, of any Governmental Bodies affecting their assets or the businesses or their ability to consummate the Contemplated Transactions.

      SECTION 4.15 Finders Fees. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Purchaser or Guarantors who might be entitled to any fee or commission from the Company upon consummation of the Contemplated Transactions. Purchaser and Guarantors are solely responsible for payment of all fees and commissions of the type described above and at Closing, no claims will exist against the Purchaser or any Subsidiary for any such fees or commissions.

     SECTION 4.16 Disclosure. Neither this Agreement, nor the Schedules hereto, or any financial statements, documents or certificates furnished or to be furnished to the Company by or on behalf of Purchaser, any Subsidiary or Guarantors pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. Notwithstanding any right of the Company to fully investigate the affairs of Purchaser, any Subsidiary or Guarantors nor any knowledge of facts determined or determinable by the Company to such investigation, the Company has the right to rely fully upon the representations, warranties, covenants and agreements of Purchaser, any Subsidiary or Guarantors contained herein or listed or disclosed on any Schedule hereto or in any instrument delivered in connection herewith or any of the foregoing.

      SECTION 4.17 Accuracy of Information. No representation, statement or information made or furnished by Purchaser, any Subsidiary or Guarantors, in this Agreement, the Transaction Documents and the schedules hereto and thereto contains, or shall contain, any untrue statement of fact or omits or shall omit any fact necessary to make the information contained in such representation, or information not misleading.

      SECTION 4.18 Insolvency Proceedings. No insolvency proceedings, including bankruptcy, receivership, reorganization, composition or arrangement with creditors, are pending or threatened against Purchaser, any Subsidiary or Guarantors.


                           ARTICLE 5

                      CONDUCT OF BUSINESS

     SECTION 5.1 Covenants of Purchaser and Guarantors. From the date hereof until the Promissory Notes are paid in full, Purchaser and Guarantors shall conduct themselves as follows:

           (a) Purchaser and Guarantors agree to cause Purchaser and each Subsidiary to conduct their respective operations according to their ordinary and usual course of business consistent with past practices and to otherwise use best efforts to preserve their respective businesses.

          (b) Except as provided in paragraph (c) below, neither Purchaser, any Subsidiary nor Guarantors shall sell, transfer, assign, market, pledge and encumber or permit the creation of any lien or security interest with respect to the Collateral; provided, however, that Company acknowledges that Guarantors intend to sell the California rental property identified on Schedule 1.2(f) and the parties agree that upon such sale the proceeds shall be applied as follows:
$100,000 to the April 1998 payment due under the Notes, $100,000 to the July, 1998 payment due under the Notes, and the remainder to reduce the principal of the Notes, pro rata. Purchaser shall receive an appropriate reduction in interest due to such prepayment of quarterly payments and principal. Purchaser further agrees that upon the prepayment of any principal or interest of the notes receivable secured by first mortgages identified on Schedule 1.2(f), the proceeds of such sale or note prepayment shall promptly be paid by Guarantors to the Company and applied as a pro rata reduction to the principal of the Promissory Notes.

           (c) Neither Purchaser nor any Subsidiary will (other than the ordinary course of business consistent with past practices), without the prior written consent of the Company, which consent shall not be unreasonably withheld; (i) change its Articles of Incorporation, Bylaws, or organizational structure, (ii) incur any debt or financial obligations or otherwise undertake or assume any obligations, which, individually or in the aggregate exceeds $100,000 in the 1997, 1998 or 1999 calendar years and thereafter in the aggregate exceeds $300,000 per calendar year; (iii) modify, assign or hypothecate any existing material agreement; (iv) declare any dividends or make any distributions of assets or cash with respect to their capital stock; (v) authorize, sell, issue, restructure or exchange any debt or equity security, (including without limitations stock options or warrants) except as set forth on
Schedule 4.4; (vi) sell, discount, or factor any accounts receivables or enter into any other similar arrangements; (vii) increase compensation payable to or to become payable to any officer, shareholder, director, consultant, agent or employee or otherwise modify benefits payable to any of them other than in amounts consistent with past practices; or (viii) pay, discharge, settle or satisfy any material claim or liability.


                           ARTICLE 6

                CONDITIONS PRECEDENT TO CLOSING

      SECTION 6.1 Conditions to the Obligations of the Parties. The obligations of the Company, on the one hand, and Purchaser and Guarantors, on the other, to consummate the Contemplated Transactions are subject to the satisfaction of the following conditions, which, in the case of Section 6.1(b), may be waived by the parties.

           (a) No Injunction. No provision of any applicable Law and no Order shall prohibit the consummation of the Contemplated Transactions.

           (b) No Proceeding or Litigation. No Claim instituted by any person, shall have been commenced or pending against any party hereto which Claim seeks to restrain, prevent, change or delay in any material respect the Contemplated Transactions or seeks to challenge any of the material terms or provisions of this Agreement or seeks material damages in connection with any of such transactions.

      SECTION  6.2     Conditions  to  the  Obligations  of  the  Company.   All
obligations of the Company hereunder are subject to the fulfillment prior to or at the Closing of each of the following conditions:

           (a) Performance. Purchaser and Guarantors shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it or him at or prior to the Closing Date.

            (b)   Representations  and  Warranties.   The  representations   and
warranties of Purchaser and Guarantors contained in this Agreement, any Transaction Document and in any certificate or other writing delivered by Purchaser, any Subsidiary, Guarantors, Ryan Smith and/or Rodney Smith pursuant hereto or thereto shall be true in all material respects at and as of the Closing Date as if made at and as of such time.

          (c)  Consents.  All Required Consents shall have been obtained.

           (d) Certificate. There shall have been delivered to the Company a certificate, dated the Closing Date, of the President of Purchaser confirming the matters set forth in Section 6.2(a) and (b) hereof.

           (e) Instruments Granting Security Interests. The Purchaser, each Subsidiary, Guarantors, Ryan Smith and Rodney Smith shall have furnished to the Company all assignments or instruments of transfer, consents and waivers necessary to grant to the Company a perfected first lien security interest in and to the Collateral, except for the Colorado Spice Security Interests, as contemplated by this Agreement in proper statutory form for recording, if recording is necessary.

           (f) No Adverse Changes. No change, other than as contemplated or permitted by this Agreement shall have occurred with respect to Purchaser, the Subsidiaries, Guarantors, and/or the Collateral, which have been material and adverse to any of them or the Collateral.

           (g) Deliveries. All deliveries required to be made to the Company pursuant to Section 2.2(a) shall have been made.

      SECTION 6.3 Conditions to the Obligations of Purchaser and Guarantors. All obligations of Purchaser and Guarantors hereunder are subject, at the option of Purchaser and Guarantors, to the fulfillment prior to or at the Closing of each of the following further conditions:

           (a) Performance. The Company shall have performed and complied in all respects with all agreements, obligations and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

            (b) Representations and Warranties. The representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered by the Company pursuant hereto shall be true in all respects at and as of the Closing Date.

          (c)  Consents.  All Required Consents shall have been obtained.

           (d) Certificate. There shall have been delivered to Purchaser a certificate dated the Closing Date of the Company confirming the matters relating to it set forth in Sections 6.3(a) and (b).

           (e) Instruments of Assignment. The Company shall have furnished to Purchaser all assignments or instruments of transfer, necessary to transfer to and effectively vest in Purchaser all right, title and interest to and in the Assets as contemplated by this Agreement in proper statutory form for recording, if such recording is necessary.

           (f) No Adverse Changes. No change, other than is contemplated or permitted by this Agreement shall have occurred with respect to the Product Line which may have been material and adverse to the Product Line, provided, however, that the parties acknowledge and agree that in reliance of the prior good faith negotiations to the parties and execution of this Agreement, the Company may cease production of inventory items in the Product Line and sell off inventory on hand in the ordinary course of business, therefore, any such cessation or reduction in the production of inventory and the decrease in sales resulting therefrom will not be deemed a material adverse change in the financial condition, prospects or results of operation of the Product Line.

           (g) Deliveries. All deliveries required to be made to the Company pursuant to Section 2.2(b) shall have been made.


                           ARTICLE 7

                        INDEMNIFICATION

     SECTION 7.1    Survival of Representations and Warranties.

          (a) Notwithstanding any right of the parties to fully investigate the affairs of each other and their respective assets and businesses and notwithstanding any knowledge of facts determined or determinable by any party pursuant to such investigation or right of investigation, each party has the right to rely fully upon the representations, warranties, covenants and agreements of the other party contained in this Agreement, or listed or disclosed on any Schedule hereto or in any instrument delivered in connection with or pursuant to any of the foregoing. All such representations, warranties, covenants and agreements shall survive the execution and delivery of this
Agreement and the Closing hereunder. Notwithstanding the foregoing, all representations and warranties of the parties contained in this Agreement, on any Schedule hereto or in any Transaction Document in connection with or pursuant to this Agreement, and the indemnification obligations of the parties in respect of the matters specified in Section 7.2 shall terminate and expire seven (7) years after the Closing Date or upon the payment in full of all amounts due under the Promissory Notes, whichever is earlier; provided, however, that the liability of any Party shall not terminate as to any specific claim or claims of the type referred to in Section 7.2 hereof, whether or not fixed as to liability or liquidated as to amount, with respect to which such party has been given specific notice on or prior to the date on which such liabilities would otherwise terminate pursuant to the terms of this Section 7.1.

      SECTION 7.2 Obligation to Indemnify. Purchaser and Guarantors, on the one hand, and the Company, on the other hand, agree to indemnify, defend and hold harmless the other (and its or his respective directors, officers, employees, Affiliates, successors and assigns) from and against all Claims, losses, liabilities, damages, deficiencies, judgments, settlements, costs of investigation or other expenses (including interest, penalties and reasonable attorneys' fees and disbursements and expenses incurred in enforcing this indemnification) (collectively, the "Losses") suffered or incurred by the other party or any of the foregoing persons arising out of (i) any material breach of the representations and warranties of Purchaser contained in this Agreement or in the Schedules or any Transaction Document, or (ii) any material breach of the covenants and agreements of the parties contained in this Agreement or in the Schedules or any Transaction Document.

     SECTION 7.3    Notice and Opportunity to Defend Third Party Claims.

           (a) Promptly after receipt by any party hereto (the "Indemnitee") of notice of any demand, claim, circumstance or audit which would or might give rise to a claim or the commencement (or threatened commencement) of any action, proceeding or investigation (an "Asserted Liability") that may result in a Loss, the Indemnitee shall give prompt notice thereof (the "Claims Notice") to the party or parties obligated to provide indemnification pursuant to Section 7.2 (collectively, the "Indemnifying Party"). The Claims Notice shall describe the Asserted Liability in reasonable detail and shall indicate the amount (estimated, if necessary, and to the extent feasible) of the Loss that has been or may be suffered by the Indemnitee. The rights of the Indemnifying Party to defend Asserted Liabilities under Section 7.3(b) in the case of Asserted Liabilities against the Company shall be exercised by the Company.

           (b) The Indemnifying Party may elect to defend, at its own expense and with its own counsel, any Asserted Liability unless (i) the Asserted Liability seeks an injunction or other equitable or declaratory relief against the Indemnitee or (ii) the Indemnitee shall have reasonably concluded that there is a conflict of interest between the Indemnitee and the Indemnifying Party in the conduct of such defense. If the Indemnifying Party elects to defend such Asserted Liability, it shall within thirty (30) days (or sooner, if the nature of the Asserted Liability so requires) notify the Indemnitee of its intent to do so, and the Indemnitee shall cooperate, at the expense of the Indemnifying Party, in the defense of such Asserted Liability. If the Indemnifying Party elects not to defend the Asserted Liability, is not permitted to defend the Asserted Liability by reason of the first sentence of this Section 7.3(b), fails to notify the Indemnitee of its election as herein provided or contests its obligation to indemnify under this Agreement with respect to such Asserted Liability, the Indemnitee may pay, compromise or defend such Asserted Liability at the sole cost and expense of the Indemnifying Party. Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnitee may settle or compromise any claim over the reasonable written objection of the other, provided that the Indemnitee may settle or compromise any claim as to which the Indemnifying Party has failed to notify the Indemnitee of its election under this Section 7.3(b) or as to which the Indemnifying Party is contesting its indemnification obligations hereunder and provided further, that if any
Indemnitee shall fail to consent to the monetary terms of any proposed settlement or compromise of any Asserted Liability, the Indemnifying Party shall not thereafter be obligated to pay the Indemnitee in respect of such Asserted Liability under this Article 7 in excess of the amount it would have been required to pay to the Indemnitee in connection with such proposed settlement or compromise. In any event, the Indemnitee and the Indemnifying Party may participate, at their own expense, in the defense of any Asserted Liability. If the Indemnifying Party chooses to defend any Asserted Liability, the Indemnitee shall make available to the Indemnifying Party any books, records or other documents within its control that are necessary or appropriate for such defense. Any Losses of any Indemnitee for which indemnification is available hereunder shall be paid within thirty (30) days following written demand therefor.

      SECTION 7.4 Offset. Notwithstanding anything contained herein to the contrary and in addition to, without limiting any of Purchaser's other rights and remedies hereunder, Purchaser may, at its option, deduct, withhold and/or otherwise offset the sum of any and all Losses from or against any payments due and payable hereunder, including without limitation, the Purchase Price, in the event of any Losses incurred by Purchaser for which indemnification is available.


                           ARTICLE 8

                        CONFIDENTIALITY

      SECTION 8.1 Confidentiality. All information provided to or from any party or their representatives or advisors, shall be held in confidence. In the event that the Contemplated Transactions do not close, all information so provided, will either be promptly returned or destroyed. Notwithstanding the foregoing, no information provided which is already in the public domain shall be deemed confidential.
                           ARTICLE 9

                    MISCELLANEOUS PROVISIONS

      SECTION 9.1 Notices. All notices which are permitted or required under this Agreement shall be in writing and delivered personally or by certified mail, postage prepaid, addressed as follows, or to such other person or address as may be designated by written notice by one party to the other parties:

          If to Purchaser:    American Outdoor Products, Inc.
                         6350 Gunpark Drive
                         Boulder, Colorado  80301
                         Attention: Ronald Smith, President


          With a copy to:     Hutchinson Black and Cook, LLC
                         1215 Spruce Street
                         Boulder, Colorado  80302-4818
                         Attention:  Carla W. Sledge. Esq.


          If to Guarantors:   Mr. & Mrs. Ronald Smith
                         c/o American Outdoor Products, Inc.
                         6350 Gunpark Drive
                         Boulder, Colorado  80301

          With a copy to:     Hutchinson Black and Cook, LLC
                         1215 Spruce Street
                         Boulder, Colorado  80302-4818
                         Attention:  Carla W. Sledge, Esq.

          If to the Company:  Action Products International, Inc.
                         344 Cypress Road
                         Ocala, Florida  34474
                         Attention: Ronald Kaplan, President

          With a copy to:     Eileen Trautman, Esq.
                         Cohen, Berke, Bernstein, Brodie & Kondell, P.A. 2601 S. Bayshore Drive, 19th Floor
                         Miami, Florida  33133


Notices shall be deemed delivered when delivered personally or four (4) days after mailing when mailed by prepaid certified or registered mail with return receipt requested, or air courier which provides for evidence of delivery. The addresses set forth above shall be conclusive for all purposes unless and until written notice of a change of address shall be sent to the parties herein.

     SECTION 9.2 No Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, Purchaser reserves the right to assign all of its rights under this Agreement to a Subsidiary and if so assigned, Purchaser, the Company, each Subsidiary and Guarantors shall remain responsible for all duties and obligations to the Company under this Agreement and shall execute and deliver any agreements that shall be reasonably requested by the Company and its counsel, to ensure continued liability hereunder and thereunder.

      SECTION 9.3 Severability. Any provision of this Agreement which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provision hereof.

      SECTION 9.4 Governing Law. This Agreement is deemed to have been made in the State of Florida and its interpretations, its construction and the remedies for its enforcement or breach are to be applied pursuant to, and in accordance with, the laws of the State of Florida for contracts made and to be performed in that State.

      SECTION 9.5 Schedules. It is acknowledged and agreed that all exhibits and schedules to this Agreement are an integral part hereof and are incorporated, in total, by reference fully as a part of this Agreement in all respects.

       SECTION 9.6 Incorporation and Amendment. This writing and the agreements referenced herein constitutes the entire Agreement of the parties superseding and extinguishing all prior agreements or understandings, representations or warranties, relating to the subject matter hereof. This Agreement may not be modified, amended or terminated except by written agreement specifically referring to this Agreement signed by the parties hereto.

      SECTION 9.7 Remedies. Each of the parties hereto agrees that any dispute arising among the parties hereto shall be settled by a court of competent jurisdiction in accordance with applicable law and that the parties shall be free to petition the court for all appropriate legal and/or equitable remedies inclusive of specific performance and injunctive relief.

      SECTION 9.8 Waiver. No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

      SECTION 9.9 Headings. The paragraph headings contained herein are for the purpose of convenience only and are not intended to define or limit the contents of said paragraphs.

      SECTION 9.10 Further Action. Each party hereto shall take such further action and shall execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

      SECTION 9.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed one original.

      SECTION 9.12 Venue. The parties hereto mutually agree that proper venue with respect to any dispute arising hereunder, related hereto and connected herewith shall be Dade County, Florida.

      SECTION 9.13 No Third-Party Beneficiary. Except as otherwise provided herein, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs and permitted successors or assigns hereunder any rights or remedies under or by reason of this Agreement.

      SECTION 9.14 Remedies Cumulative. No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

      SECTION 9.15 Attorneys' Fees. In the event a civil proceeding is brought by a party to this Agreement to enforce any of the provisions hereof, or to seek remedy for any breach thereof, the prevailing party shall be entitled to receive its reasonable attorneys' fees and disbursements incurred in connection with such civil proceedings, including fees and expenses incurred in any appellate proceedings.

      SECTION 9.16 Public Announcements. The parties hereby acknowledge and agree that any public announcement relating to the Contemplated Transactions shall be subject to the review and approval of all parties; provided, however, that the Company may make public announcements or disclosures to third parties without the approval of Purchaser or Guarantors to the extent required by law.

      SECTION 9.17 Expenses. The parties shall each pay all of its own expenses incurred by it in connection with the negotiation of the Agreement and the consummation of the Contemplated Transactions.

                           ARTICLE 10

                          DEFINITIONS

      SECTION 10.1 Definitions. The following terms, as used herein, have the following meanings:

           "Affiliate" of any person means any other person directly or indirectly through one or more intermediary persons, controlling, controlled by or under common control with such person.

           The term "audit" or "audited" when used in regard to financial statements shall mean an examination of the financial statements by a firm of independent certified public accountants in accordance with generally accepted auditing standards for the purpose of expressing an opinion thereon.

           "Change of Control" for purposes of this Agreement, a "Change of Control" shall be deemed to have occurred when:

           (i) If fifty percent (50%) or more of the combined voting power of the outstanding equity securities of Purchaser or any Subsidiary is sold, assigned or otherwise disposed of (whether voluntarily or by operation of law), or if Purchaser or any Subsidiary issues any equity securities resulting in the holders of the outstanding equity securities of Purchaser or any Subsidiary, prior to the issuance, holding less than fifty-one percent (51%) of the combined voting shares or voting power of Purchaser or any Subsidiary after such issuance.

           (ii) If all or substantially all of the assets of Purchaser or any Subsidiary are disposed of pursuant to a liquidation of Purchaser or any Subsidiary, sale of assets of Purchaser or any Subsidiary, or otherwise;

           (iii)   If Purchaser or any Subsidiary, except Planetary Gear,  Inc.,
(A) files a voluntary petition under any bankruptcy or insolvency law or a petition for the appointment of a receiver or makes an assignment for the benefit of creditors; (B) is subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the assets of Purchaser or any Subsidiary and such involuntary petition, assignment or attachment is not discharged within thirty (30) days after its effective date; or (C) admits in writing its inability, or is generally unable, to pay its debts as its debts become due; or

           (iv) If Purchaser or any Subsidiary shall merge into or merge or consolidate with another corporation or entity under such terms as to result in the holders of the outstanding equity securities of Purchaser or any Subsidiary receiving less than fifty-one percent (51%) of the combined voting shares or voting power of the resulting or continuing corporation or other entity.

           (v) Notwithstanding the foregoing provisions of this definition, the consolidation of Purchaser with a Subsidiary shall not constitute a Change of Control; provided, that Guarantors remains at least a 51% holder of the combined voting shares or voting power of the resulting or continuing corporation.

           "GAAP" shall mean generally accepted accounting principles in effect on the date hereof as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States.

           The term "knowledge" with respect to (a) any individual shall mean actual knowledge and (b) any corporation shall mean the actual knowledge of the directors and the executive officers of such corporation; and "knows" has a correlative meaning.

          "Liability" shall mean any direct or indirect indebtedness, liability, assessment, claim. loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate. liquidated or unliquidated, secured or unsecured, accrued, absolute, actual or potential, contingent or otherwise (including any liability under any guaranties, letters of credit, performance credits or with respect to insurance loss accruals).

           "Lien" shall mean, with respect to any asset, any mortgage, lien (including mechanics, warehousemen, laborers and landlords liens), claim, pledge, charge, security interest, preemptive right, right of first refusal, option, judgment, title defect, or encumbrance of any kind in respect of or affecting such Asset.

           The term "person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity, including a government or political subdivision or an agency or instrumentality thereof.

          "Subsidiary" shall mean any corporation that is wholly or partly owned by Purchaser including, without limitation, Planetary Gear, Inc., a Colorado corporation and Colorado Spice, Inc., a Colorado corporation.

           "Tax" (including, with correlative meaning, the terms "Taxes" and "Taxable") shall mean (i) any net income, gross income, gross receipts, sales, use, ad valorem, transfer, transfer gains, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, rent, recording, occupation, premium, real or personal property, intangibles, environmental or windfall profits tax, alternative or add-on minimum tax, customs duty or other tax, fee, duty, levy, impost, assessment or charge of any kind whatsoever
(including but not limited to taxes assessed to real property and water and sewer rents relating thereto), together with any interest and any penalty, addition to tax or additional amount imposed by any Governmental Body (domestic or foreign) (a "Tax Authority") responsible for the imposition of any such tax,
(ii) any liability for the payment of any amount of the type described in the immediately preceding clause (i) as a result of Purchaser being a member of an affiliated or combined group with any other corporation at any time on or prior to the Closing Date and (iii) any liability for the payment of any amounts of the type described in the immediately preceding clause (i) as a result of a contractual obligation to indemnify any other person.

           "Tax Liabilities" shall mean any and all Liabilities for Taxes (other than Tax Liabilities arising out of the Contemplated Transactions that are payable by the Purchaser or any Subsidiary hereunder) pursuant to Law or that are payable by Purchaser or any Subsidiary arising out of events, transactions, facts or circumstances occurring or existing on or prior to the Closing Date.

           "Tax  Return"  shall mean any return or report (including  elections,
declarations,   disclosures,  schedules,  estimates  and  information   returns)
required to be supplied to any Tax Authority.

           "Transaction Documents" shall mean, collectively, this Agreement, and each of the other agreements and instruments to be executed and delivered by all or some of the parties hereto in connection with the consummation of the transactions contemplated hereby.

      SECTION 10.2 Interpretation. Unless the context otherwise requires, the terms defined in Section 10.1 shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. All accounting terms defined in Section 10.1, and those accounting terms used in this Agreement not defined in Section 10.1, except as otherwise expressly provided herein, shall have the meanings customarily given thereto in accordance with GAAP. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

                              THE COMPANY:

                               ACTION  PRODUCTS INTERNATIONAL, INC.,  a  Florida
corporation


                              By:  /s/ Ronald Kaplan
                                   Ronald Kaplan, President

                              PURCHASER:

                                   AMERICAN     OUTDOOR     PRODUCTS,      INC.,
a Colorado corporation


                              By:  /s/ Ronald E. Smith
                                   Ronald E. Smith, President


                              GUARANTORS:


                                   /s/ Ronald E. Smith
                              Ronald E. Smith, Co-Trustee of the
                              Ronald and Janice Smith Family Trust


                                   /s/ Janice G. Smith
                              Janice G. Smith, Co-Trustee of the
                              Ronald and Janice Smith Family Trust


                                   /s/ Ronald E. Smith
                              Ronald E. Smith, individually


                                   /s/ Janice G. Smith
                              Janice G. Smith, individually